VAPOR HUB INTERNATIONAL

VAPOR HUB

INTERNATIONAL

# SAFE HARBOR STATEMENT

The statements in this presentation contain forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including: our financial performance and projections; our growth in revenue and earnings; and our business prospects and opportunities. You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “continue” or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including: our ability to change the direction of the Company; our ability to keep pace with new technology and changing market needs; and the competitive environment of our business. These and other factors may cause our actual results to differ materially from any forward-looking statement. Forward-looking statements are only predictions. The forward-looking events discussed on this website and in the newsletter, the documents to which we refer you and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed on this website and in the newsletter, the documents to which we refer you and other statements made from time to time by us or our representatives might not occur.


LIVE DEMONSTRATION
LIMITLESS
MOD COMPANY
LMC
vapeporn
budtat2
_modmen_
carmenjdm
_bomber48_
matthewkromer
poppin_corkz



Cigarettes
Global Market
400 Billion
Electronic Cigarettes
Global Market
estimated growth to
39.6 Billion
27.3 growth rate from 2014

WELLS FARGO

# THE NEW MARKET, WE ARE CREATING

**Exhibit 1. Estimated 2014E $ Sales of the U.S. Vapor Market**



Vapor Market Size $2.5B
E-Cigarettes $1.0B
Vapors/Tanks/Mods $1.5B
Tracked Channels (Nielsen) $700M
Non-Tracked Channels $300M
Online $500M
Vape Shops/Retail $1,000M
Online $150M
Other $150M*

Source: Nielsen C-Store Database, Wells Fargo Securities, LLC estimates
*Other Non-Tracked channels include tobacco-only outlets and other e-cig retail locations.

# REGULATIONS


ISO
GOOD MANUFACTURING PRACTICE
GMP
CONSISTENT QUALITY
FDA
APPROVED
MSDS

# Product Timeline

**2008**

SMOKELESS DELITE



**2013**

VAPOR HUB



**2013**

TAC MODS USA

MADE IN USA



**2014**

LIMITLESS

MOD COMPANY



**2015**

BINARY


BYTE

# TRADEMARKS & PATENTS


.233 +.0000 -.0005
R.010
.250
12-24 UNC - 2B ⊽ .250
.400
.133
R.010
.085
.795
R.063 TYP. 8 PLCS.

- Patent Pending Octogonal Button Design
- Vapor Hub Name
- TACMODS logo featuring the letter T within crosshairs.
- Vamped Vapor Cells
- Additional Patents to follow

# Cap Table - Major Investors



## Share Structure:

| | |
|---|---|
| 1,010,000,000 | Shares Authorized |
| 941,639,999 | Shares Available To Issue |
| 30,060,000 | Free Trading (Unrestricted) Shares |
| 68,360,001 | Less, Shares Outstanding |
| 38,000,001 | Vapor Hub Executives |
| 30,060,000 | CEDE & Co |
| 300,000 | Restricted Shares |

## Current Outstanding Debt:

| | | | |
|---|---|---|---|
| Chicago Ventures | $302,027.00 | 20,546,054 | 16.22% |
| Gotama Capitol | $560,000.00 | 38,095,238 | 30.07% |
| Kyle Winther | $21,776.00 | | |
| Lori Winther | $2,593.00 | | |
| Winther & Company | $31,850.00 | | |
| TOTAL | $918,246.00 | | |

Forward Looking Projections

# 3 YEAR PROFORMA & GROWTH RATE

| | 2013 | 2014 | 2015 | 2016 | 2017 |
|---|---|---|---|---|---|
| TOTAL SALES | $1,202,663 | $4,105,200.89 | $8,260,470.75 | $16,621,690.09 | $41,702,345.12 |
| **ALLOUNCES** | $0 | -$121,356.40 | -$264,344.65 | -$482,960.79 | -$947,425.05 |
| **REVENUE** | $1,202,663 | $3,983,844.49 | $7,996,126.10 | $16,138,729.30 | $40,754,920.07 |
| | | | | | |
| PAYROLL | $240,532 | $937,501.53 | $1,638,558.65 | $2,432,747.92 | $4,007,827.45 |
| COST OF GOODS SOLD | $647,287 | $2,116,498.98 | $3,875,673.45 | $7,006,353.98 | $15,469,044.48 |
| OTHER EXPENSES | $748,450 | $1,185,485.75 | $1,743,066.10 | $2,552,088.62 | $4,132,703.96 |
| **TOTAL EXPENSES** | $1,626,269 | $4,239,486.26 | $7,257,298.20 | $11,991,190.52 | $23,609,575.89 |
| | | | | | |
| NET INCOME | -$423,606 | -$255,641.77 | $738,827.90 | $4,147,538.78 | $17,145,344.18 |


PRODUCTION
MANUFACTURING


MARKETING
SALES
Tonight belongs to...


ACQUISITION
MERGER



| Kyle Winther | Niels Winther, CPA | Lori Winther | Jake Perlingos | Justin Moreno |
| --- | --- | --- | --- | --- |
| CEO | COB | CFO | President | COO |

Vapor Hub International, Inc Management Team